UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2023

Roivant Sciences Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-40782	98-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7th Floor
50 Broadway
London SW1H 0DB
United Kingdom
(Address of Principal Executive Offices, and Zip Code)

+44 207 400-3347
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0000000341740141 per share	ROIV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On September 26, 2023, Roivant Sciences Ltd. (the “Company”) entered into common share purchase and sale agreements (collectively, the “Purchase and Sale Agreements”) with certain institutional investors, pursuant to which the Company agreed to issue and sell an aggregate of 19,600,685 of the Company’s common shares, par value $0.0000000341740141 per share (the “Common Shares”), at purchase price of $10.21 for each Common Share for aggregate gross proceeds of approximately $200.1 million (the “Registered Direct Offering”).

The Registered Direct Offering was made pursuant to a prospectus supplement to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-267503) (the “Shelf Registration Statement”). The Company expects to use the net proceeds from the Registered Direct Offering to make an investment into its subsidiary, Immunovant, Inc., and for working capital and other general corporate purposes.

The legal opinion of Conyers Dill & Pearman Limited relating to the legality of the issuance and sale of the Common Shares in the Registered Direct Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing summary of the Purchase and Sale Agreements is qualified in its entirety by reference to the Form of Common Share Purchase and Sale Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
1.1*	Form of Common Share Purchase and Sale Agreement
5.1	Opinion of Conyers Dill & Pearman Limited
23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded with Inline XBRL document)

* Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROIVANT SCIENCES LTD.

By:	/s/ Matt Maisak
Name: Matt Maisak
Title: Authorized Signatory

Dated: September 29, 2023